UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         December 7, 2005
                                                 -------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-17962                  43-1461763
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


    4551 W. 107th Street, Overland Park, Kansas                        66207
--------------------------------------------------------------------------------
      (Address of principal executive offices)                       (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

(a) On December 7, 2005, the Executive Compensation Committee of the Board of Directors of Applebee's International, Inc. (the "Company") approved a form agreement to be used for future grants of Stock Appreciation Rights under the Company's Amended and Restated 1995 Equity Incentive Plan (the "Plan") to the Company's officer participants in the Plan.

         The form Stock Appreciation Right Agreement approved by the Committee is attached as Exhibit 10.1 hereto and incorporated herein by reference.

(b) On December 7, 2005, the Executive Compensation Committee approved the criteria pursuant to which cash bonuses will be paid to the Chief Executive Officer and the next four most highly compensated executive officers of the Company for fiscal 2006 under the Company's 2001 Senior Executive Bonus Plan and 1999 Management and Executive Incentive Plan. The Committee has not approved individual bonus eligibility amounts or percentages. The officers are eligible to receive bonuses if certain qualitative and quantitative individual and Company performance criteria are achieved during fiscal 2006. These criteria include earnings per share and other operating targets, which the Company does not publish because doing so would disclose confidential business information.

(c)      On December 8, 2005, the  Board  of  Directors  approved,  pursuant  to
Section 9.1(a) of the Plan, the amount and mix of cash and equity compensation to be paid to the Company's nonemployee directors for their services to the Company in 2006. This compensation remained the same as in 2005. The total annual compensation is valued at $171,000, based on providing overall compensation in the range of the 75th percentile of nonemployee director compensation paid by a selected peer group of public companies. Each nonemployee director will receive $35,000 in cash as an annual retainer. Pursuant to
Section 9.1(c) of the Plan, a director may elect to receive all or a portion of this retainer in stock options. The remaining $136,000 in value of annual compensation will be paid in a combination of stock options and restricted stock.

Item 9.01.    Financial Statements and Exhibits.

         (c)    EXHIBITS

         10.1   Form of Stock Appreciation Right Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 13, 2005

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By: /s/ Steven K. Lumpkin
                                          --------------------------------------
                                          Steven K. Lumpkin
                                          Executive Vice President and
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit
Number             Description
-------            -----------

10.1               Form of Stock Appreciation Right Agreement